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                                                                   Exhibit 10.27





                             WAIVER AGREEMENT NO. 1
                                       TO
                           SECOND AMENDED AND RESTATED
                                    LOAN AND
                              SECURITY AGREEMENT


         THIS WAIVER AGREEMENT NO. 1 dated as of December 31, 1999 (the "Waiver Agreement No. 1), to the Loan and Security Agreement dated as of October 22, 1999 (as may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Loan Agreement"), is among Broadview Networks Holdings, Inc., a Delaware corporation ("BNH"), Broadview Networks, Inc., a Now York corporation, and Broadview Networks of Massachusetts, Inc., a Delaware corporation, each with its principal place of business at 45-18 Court Square, Ste. 403, Long Island City, NY 11101, and the Subsidiaries of BNH which subsequently become a party to the Loan Agreement pursuant to Section 2.11 of the Loan Agreement (individually a "Borrower" and collectively the "Borrowers"), and NTFC Capital Corporation, a Delaware corporation (the "Lender").


                                   WITNESSETH:

     WHEREAS, the Borrowers have requested that certain provisions of the Loan Agreement be waived in certain respects as set forth herein; and

     WHEREAS, the Lender is willing to waive such provisions of the Loan Agreement and to take or permit the taking of certain actions as set forth herein, but only on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Waiver Agreement No. 1, including its preamble and recitals, have the meanings
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     provided in the Loan Agreement.


                                   ARTICLE II
                            WAIVER OF LOAN AGREEMENT
                         AS OF THE WAIVER EFFECTIVE DATE

     Effective on (and subject to the occurrence of) the Waiver Effective Date, the provisions of the Loan Agreement referred to below are hereby waived in accordance with this Article II. Except as expressly so waived, the Loan Agreement shall continue in full force and effect in accordance with its terms.

     SECTION 2.1. Limited Waiver of Article VII (Covenants). ArticIe VII of the Loan Agreement is hereby waived to the extent, but only to the extent, necessary so that the Borrower's obligation to comply with the financial covenant of a minimum Fixed Charge Coverage Ratio set forth in Schedule 7.15 of the Loan Agreement is hereby waived for the period measured ending December 31,1999.

                                   ARTICLE III
                           CONDITIONS TO EFFECTIVENESS

     SECTION 3.1. Waiver Effective Date. This Waiver Agreement No. 1 shall become effective as of the date fist above written (the "Waiver Effective Date"), when all of the conditions set forth in Sections 3.1.1 through 3.1.2 shall have been satisfied:

     SECTION 3.1.1. Execution of Counterparts. The Lender Shall have received counterparts of this Waiver Agreement No. 1 duly executed by each Borrower and the Lender.

     SECTION 3.1.2. Compliance with Warranties; No Default etc. The Lender shall have received from a Responsible Officer of BNH a certificate, dated the date first above written, stating that

               (a) the representations and warranties of the Borrowers set forth in the Loan Agreement and the representations and warranties of the Borrowers set forth in each of the other Loan Documents, in each case as waived in accordance herewith, are true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date); and
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               (b) no Default or Event of Default has occurred and is
               continuing.

                                   ARTICLE IV
                                  MISCELLANEOUS

     SECTION 4.1. Cross References. References in this Waiver Agreement No. 1 to any article or section are, unless otherwise specified, to such article or section of this Waiver Agreement No. 1.

     SECTION 4.2. Instrument Pursuant to Loan Agreement. This Waiver Agreement No. 1 is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered, and applied in accordance with all of the terms and provisions of the Loan Agreement. Except to the extent otherwise provided in the Loan Agreement, this First Amendment shall be governed by and construed in accordance with the laws of the State of New York. Any term or provision of and any waiver effected by this Waiver Agreement No. 1 may be modified in any manner by an instrument in writing executed by the Borrowers and the Lender. Except as expressly waived hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Agreement shall remain unmodified and unwaived. The waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly waived herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other Loan Document or of any transaction or further or future action on the part of any Borrower which could require the consent of the Lender under the Loan Agreement.

     SECTION 4.3. Successors and Assigns. This Waiver Agreement No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SECTION 4.4. Counteparts. This Waiver Agreement No. 1 may be executed by the parties hereto in several counterparts which shall be executed by the Borrowers and the Lender, as the case may be, all of which shall be deemed to be an original and which shall constitute together but one and the same agreement.

     SECTION 4.5. Event of Default. It is understood and agreed that any breach of any representation or warranty or covenant contained herein shall constitute an Event of Default.
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     IN WITNESS WHEREOF, the parties hereto have caused this Waiver Agreement
No. 1 to be executed by the respective officers hereunder duly authorized as of the day and year first above written.

                                       BROADVIEW NETWORKS HOLDINGS,
                                       INC.

                                       BY: /s/ Terrence J. Anderson

                                       TITLE: Executive Vice President - Finance



                                        BROADVIEW NETWORKS INC.

                                        BY: /s/ Terrence J. Anderson

                                        TITLE: Executive Vice President


                                        BROADVIEW NETWORKS OF
                                        MASSACHUSETTES, INC.

                                        BY: /s/ Terrence J. Anderson

                                        TITLE: Executive Vice President -
                                               Finance


                                        LENDER:
                                        ------

                                        NTFC CAPITAL CORPORATION

                                        BY: /s/ Henry Cruz

                                        TITLE: Vice President - Portfolio Mgr.